UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-0229

Seligman Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 850-1864

Date of fiscal year end:	12/31

Date of reporting period:	06/30/04

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS. SELIGMAN GROWTH FUND, INC. Semi-Annual Report June 30, 2004

Seligman
Growth Fund, Inc.

Mid-Year Report
June 30, 2004

Seeking Long-Term
Capital Appreciation

Seligman
140 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 140 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

To The Shareholders

Your mid-year shareholder report for Seligman Growth Fund, Inc. follows this letter. This report contains the Fund’s investment results and finan-cial statements, including a portfolio of investments.

For the six months ended June 30, 2004, the Fund posted a total return of 2.18% based on the net asset value of Class A shares. During the same period, the Fund’s peers, as measured by the Lipper Large-Cap Growth Funds Average, returned 2.35%, and the Russell 1000 Growth Index returned 2.74%.

We appreciate your continued support of Seligman Growth Fund, Inc. and look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

August 13, 2004

1

Performance Overview (unaudited)

Investment Results

Total Returns

For the Periods Ended June 30, 2004

			Average Annual

	Six Months*		One Year	Five Years	Ten Years	Class B Since Inception 4/22/96		Class C Since Inception 5/27/99		Class I Since Inception 11/30/01	Class R Since Inception 4/30/03

Class A**

With Sales Charge	(2.60	) %	12.95%	(8.15)%	6.52%	n/a		n/a		n/a	n/a
Without Sales Charge	2.18		18.67	(7.24)	7.04	n/a		n/a		n/a	n/a
Class B**

With CDSC†	(3.34)		13.08	(8.17)	n/a	n/a		n/a		n/a	n/a
Without CDSC	1.66		18.08	(7.93)	n/a	2.93%		n/a		n/a	n/a
Class C**

With Sales Charge and CDSC††	(0.33)		15.74	(8.11)	n/a	n/a		(6.42	) %	n/a	n/a
Without Sales Charge and CDSC	1.66		18.08	(7.93)	n/a	n/a		(6.23)		n/a	n/a
Class D**

With 1% CDSC	0.99		17.01	n/a	n/a	n/a		n/a		n/a	n/a
Without CDSC	1.99		18.01	(7.87)	6.18	n/a		n/a		n/a	n/a
Class I**	2.43		19.18	n/a	n/a	n/a		n/a		(5.70)%	n/a

Class R**

With 1% CDSC	1.18		17.67	n/a	n/a	n/a		n/a		n/a	n/a
Without CDSC	2.18		18.67	n/a	n/a	n/a		n/a		n/a	21.36%
Lipper Large-Cap Growth Funds Average***	2.35		15.56	(5.36)	8.55	5.25	†††	(3.69)		(2.21)	18.79

Russell 1000 Growth Index***	2.74		17.88	(6.47)	10.10	6.31		(4.80)		(1.59)	21.40

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R

6/30/04	$3.75	$3.07	$3.07	$3.08	$3.79	$3.75
12/31/03	3.67	3.02	3.02	3.02	3.70	3.67
6/30/03	3.16	2.60	2.60	2.61	3.18	3.16

The rates of return will vary and the principal value of an investment will fluctuate so that shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Performance data quoted represents past performance. Past performance is not indicative of future investment results. Current performance may be higher or lower than the performance shown above.

With respect to Class I shares, the Manager voluntarily reimbursed certain expenses in 2002 and 2001. Absent such reimbursement, returns that include those periods would be lower.

See footnotes on page 3.

2

Performance Overview (unaudited)

*	Returns for periods of less than one year are not annualized.
**

Return figures reflect any change in price per share and assume the reinvestment of all distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.

***

The Lipper Large-Cap Growth Funds Average and the Russell 1000 Growth Index are unmanaged benchmarks that assume the reinvestment of distributions and exclude the effects of taxes and sales charges. The Russell 1000 Growth Index also excludes the effect of fees. The Lipper Large-Cap Growth Funds Average is an average of US mutual funds that invest primarily in large-cap growth stocks. The Russell 1000 Growth Index measures the performance of large-cap growth stocks. Investors cannot invest directly in an average or an index.

†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	The CDSC is 1% for periods up to 18 months.
†††	From April 25, 1996.

3

Portfolio Overview (unaudited)

Diversification of Net Assets
June 30, 2004

				Percent of Net Assets

	Issues	Cost	Value	June 30, 2004	December 31, 2003

Common Stocks:

Automobiles and Components	1	$210,259	$3,059,836	0.6	0.4
Biotechnology	3	16,402,873	17,594,006	3.3	5.1
Capital Goods	7	72,425,127	77,289,550	14.9	10.4
Chemicals	1	34,089	46,805	0.0	4.2
Communications Equipment	4	23,345,527	29,518,403	5.7	6.6
Computers and Peripherals	3	12,226,402	16,063,607	3.1	4.8
Consumer Durables and Apparel	—	—	—	—	0.5
Consumer Staples	7	43,312,284	44,741,526	8.6	5.3
Energy	1	5,254,126	6,585,987	1.3	1.1
Financials	7	36,977,833	37,849,886	7.3	8.3
Health Care Equipment and Supplies	6	26,931,946	30,061,639	5.8	2.7
Health Care Providers and Services	3	8,165,369	8,901,570	1.7	1.5
Hotels, Restaurants and Leisure	2	8,327,551	10,199,240	1.9	1.9
Media	2	5,588,443	5,620,179	1.1	5.7
Paper and Forest Products	—	—	—	—	1.5
Pharmaceuticals	6	80,653,849	81,607,289	15.7	15.6
Retailing	6	35,330,307	36,915,644	7.1	5.5
Semiconductors and Semiconductor Equipment	5	23,623,721	24,293,418	4.7	5.1
Software and Services	7	69,167,955	68,668,979	13.2	10.4
Transportation	—	—	—	—	1.4

	71	467,977,661	499,017,564	96.0	98.0
Short-Term Holding and Other Assets Less Liabilities	1	20,836,837	20,836,837	4.0	2.0

Net Assets	72	$488,814,498	$519,854,401	100.0	100.0

Largest Industries
June 30, 2004

4

Portfolio Overview (unaudited)

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales

AFLAC*	Dow Chemical
Caterpillar*	Allstate**
Computer Associates International	Cisco Systems
Kohl’s*	Forest Laboratories**
Abbott Laboratories	Motorola**
PepsiCo*	Walt Disney**
Deere*	Weyerhaeuser**
Zimmer Holdings*	Praxair**
First Data*	United Parcel Service (Class B)**
MBNA*	American International Group

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings June 30, 2004

Security	Value	Percent of Net Assets

Pfizer	$29,092,339	5.6
General Electric	26,745,876	5.1
Microsoft	25,679,935	4.9
Abbott Laboratories	15,602,928	3.0
Tyco International	14,840,092	2.9
Johnson & Johnson	14,786,122	2.8
Intel	13,961,505	2.7
Computer Associates International	13,740,982	2.6
AFLAC	13,255,088	2.5
Coca-Cola	12,646,250	2.4

5

Portfolio of Investments (unaudited)
June 30, 2004

	Shares	Value

Common Stocks 96.0%

Automobiles and Components 0.6%

Harley-Davidson	49,400	$3,059,836

Biotechnology 3.3%

Amgen*	179,930	9,819,680
Biogen*	84,700	5,360,239
MedImmune*	103,100	2,414,087

		17,594,006

Capital Goods 14.9%

Boeing	76,800	3,923,712
Caterpillar	136,800	10,867,392
Deere	99,600	6,985,944
Eaton	133,300	8,629,842
General Electric	825,490	26,745,876
Tyco International	447,800	14,840,092
United Technologies	57,900	5,296,692

		77,289,550

Chemicals

Dow Chemical	1,150	46,805

Communications Equipment 5.7%

Avaya*	307,600	4,857,004
Cisco Systems*	400,550	9,495,038
Nokia (ADR) (Finland)	368,400	5,356,536
QUALCOMM	134,280	9,809,825

		29,518,403

Computers and Peripherals 3.1%

Dell*	220,980	7,940,916
Hewlett-Packard	3,410	71,951
International Business Machines	91,330	8,050,740

		16,063,607

Consumer Staples 8.6%

Coca-Cola	250,520	12,646,249
Coca-Cola Enterprises	107,700	3,122,223
Gillette	60,300	2,556,720
PepsiCo	133,200	7,176,816
Procter & Gamble	74,540	4,057,958
Wal-Mart Stores	213,900	11,285,364
Walgreen	107,600	3,896,196

		44,741,526

See footnotes on page 8.

6

Portfolio of Investments(unaudited)
June 30, 2004

	Shares	Value

Energy 1.3%

Schlumberger	103,700	$6,585,987

Financials 7.3%

AFLAC	324,800	13,255,088
American International Group	72,900	5,196,312
Citigroup	4,010	186,465
Goldman Sachs Group	78,700	7,410,392
MBNA	204,300	5,268,897
Merrill Lynch	37,000	1,997,260
Prudential Financial	97,600	4,535,472

		37,849,886

Health Care Equipment and Supplies 5.8%

Baxter International	88,300	3,047,233
Boston Scientific*	132,400	5,666,720
Hospira*	37,760	1,042,176
Medtronic	213,500	10,401,720
St. Jude Medical*	54,200	4,100,230
Zimmer Holdings*	65,800	5,803,560

		30,061,639

Health Care Providers and Services 1.7%

Cardinal Health	44,900	3,145,245
Medco Health Solutions*	118	4,425
UnitedHealth Group	92,400	5,751,900

		8,901,570

Hotels, Restaurants and Leisure 1.9%

Hilton Hotels	401,400	7,490,124
Starbucks*	62,300	2,709,116

		10,199,240

Media 1.1%

Clear Channel Communications*	900	33,255
Time Warner*	317,800	5,586,924

		5,620,179

Pharmaceuticals 15.7%

Abbott Laboratories	382,800	15,602,928
Johnson & Johnson	265,460	14,786,122
Lilly (Eli)	75,890	5,305,470
Merck	166,980	7,931,550
Pfizer	848,668	29,092,339
Schering-Plough	481,000	8,888,880

		81,607,289

See footnotes on page 8.

7

Portfolio of Investments (unaudited)
June 30, 2004

	Shares or Principal Amount		Value

Retailing 7.1%

Bed Bath & Beyond*	206,800	shs.	$7,960,766
eBay*	29,780		2,739,760
Home Depot	176,200		6,202,240
InterActive*	160,600		4,847,711
Kohl’s*	183,400		7,754,152
Target	174,500		7,411,015

			36,915,644

Semiconductors and Semiconductor Equipment 4.7%

Analog Devices*	75,200		3,540,416
Applied Materials*	136,960		2,687,840
Broadcom (Class A)*	86,400		4,040,064
Intel	505,760		13,961,505
Texas Instruments	2,630		63,593

			24,293,418

Software and Services 13.2%

Accenture (Class A)* (Bermuda)	421,300		11,577,324
Computer Associates International	489,700		13,740,982
First Data	118,200		5,262,264
Fiserv*	102,600		3,988,575
Microsoft	899,000		25,679,935
Oracle*	395,390		4,738,749
Yahoo!	101,200		3,681,150

			68,668,979

Total Common Stocks (Cost $467,977,661)			499,017,564

Repurchase Agreement 2.3%

State Street Bank & Trust 1.18%, dated 6/30/2004, maturing 7/1/2004 in the amount of $12,044,395, collateralized by $10,070,000 US Treasury Bonds 10.375%, 11/15/2012, with a fair market value of $12,412,275 (Cost $12,044,000)	$12,044,000		12,044,000

Total Investments (Cost $480,021,661) 98.3%			511,061,564

Other Assets Less Liabilities 1.7%			8,792,837

Net Assets 100.0%			$519,854,401

* Non-income producing security.
ADR - American Depositary Receipts.
See Notes to Financial Statements.

8

Statement of Assets and Liabilities (unaudited)
June 30, 2004

Assets:

Investments, at value:
Common stocks (cost $467,977,661)	$499,017,564
Repurchase agreement (cost $12,044,000)	12,044,000

Total investments (cost $480,021,661)	511,061,564
Cash	422,778
Receivable for securities sold	8,838,511
Receivable for dividends and interest	391,704
Receivable for Capital Stock sold	264,737
Investment in, and expenses prepaid to, shareholder service agent	214,671
Other	6,147

Total Assets	521,200,112

Liabilities:

Payable for Capital Stock repurchased	742,631
Management fee payable	297,561
Distribution and service fees payable	165,515
Accrued expenses and other	140,004

Total Liabilities	1,345,711

Net Assets	$519,854,401

Composition of Net Assets:

Capital Stock, at par ($1 par value; 500,000,000 authorized;
143,190,811 shares outstanding):
Class A	$114,978,874
Class B	10,689,916
Class C	8,529,992
Class D	6,866,398
Class I	2,125,129
Class R	502
Additional paid-in capital	802,868,335
Accumulated net investment loss	(1,491,702)
Accumulated net realized loss	(455,752,946)
Net unrealized appreciation of investments	31,039,903

Net Assets	$519,854,401

Net Asset Value Per Share:

Class A ($431,592,233 ÷ 114,978,874 shares)	$3.75
Class B ($32,854,704 ÷ 10,689,916 shares)	$3.07
Class C ($26,219,473 ÷ 8,529,992 shares)	$3.07
Class D ($21,123,813 ÷ 6,866,398 shares)	$3.08
Class I ($8,062,295 ÷ 2,125,129 shares)	$3.79
Class R ($1,883 ÷ 502 shares)	$3.75

See Notes to Financial Statements.

9

Statement of Operations (unaudited)
For the Six Months Ended June 30, 2004

Investment Income:

Dividends (net of foreign taxes withheld of $3,080)	$2,397,635
Interest	60,503

Total Investment Income	2,458,138

Expenses:

Management fee	1,852,400
Distribution and service fees	939,716
Shareholder account services	877,933
Custody and related services	65,382
Registration	52,956
Auditing and legal fees	32,792
Shareholder reports and communications	29,373
Directors’ fees and expenses	10,896
Miscellaneous	20,550

Total Expenses	3,881,998

Net Investment Loss	(1,423,860)

Net Realized and Unrealized Gain (Loss) on Investments:

Net realized gain on investments	13,576,478
Payments received from the Manager (Note 9)	11,460
Net change in unrealized appreciation of investments	(451,700)
Net Gain on Investments	13,136,238

Increase in Net Assets from Operations	$11,712,378

See Notes to Financial Statements.

10

Statements of Changes in Net Assets (unaudited)

	Six Months Ended June 30, 2004	Year Ended December 31, 2003

Operations:

Net investment loss	$(1,423,860)	$(2,019,099)
Net realized gain on investments	13,576,478	17,268,829
Payments received from the Manager (Note 9)	11,460	—
Net change in unrealized appreciation/depreciation of investments	(451,700)	115,576,054

Increase in Net Assets from Operations	11,712,378	130,825,784

Capital Share Transactions:

Net proceeds from sales of shares	9,817,113	31,137,223
Net proceeds from acquisition of Seligman Tax-Aware Fund, Inc. (Note 6)	—	4,021,333
Exchanged from associated funds	4,405,449	23,653,633

Total	14,222,562	58,812,189

Cost of shares repurchased	(38,823,053)	(87,643,116)
Exchanged into associated funds	(4,148,177)	(23,758,811)

Total	(42,971,230)	(111,401,927)

Decrease in Net Assets from Capital Share Transactions	(28,748,668)	(52,589,738)

Increase (Decrease) in Net Assets	(17,036,290)	78,236,046

Net Assets:

Beginning of period	536,890,691	458,654,645

End of Period (net of accumulated net investment loss of $1,491,702 and $67,842, respectively)	$519,854,401	$536,890,691

See Notes to Financial Statements.

11

Notes to Financial Statements (unaudited)

1.	Multiple Classes of Shares — Seligman Growth Fund, Inc. (the “Fund”) offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase.

Class C shares primarily are sold with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares became effective on April 30, 2003, and had no transactions other than a sale of 502 shares to Seligman Advisors, Inc. (the “Distributor”) for $1,500. Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.

Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility in the US markets. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

12

Notes to Financial Statements  (unaudited)

b.

Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

d.

Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

e.

Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2004, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.

Distributions to Shareholders — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3.

Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 2004, amounted to $233,052,406 and $273,175,678, respectively.

At June 30, 2004, the cost of investments for federal income tax purposes was $489,547,322. The tax basis cost was greater than the cost for financial reporting purposes, primarily due to the tax deferral of losses on wash sales in the amount of $9,525,661. The tax basis gross unrealized appreciation and depreciation of portfolio securities were $52,938,153 and $31,423,911, respectively.

4.

Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides for the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.70% per annum of the first $1 billion of the Fund’s average daily net assets, 0.65% per annum of the next $1 billion of the Fund’s average daily net assets and 0.60% per annum of the Fund’s average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.70% per annum of the Fund’s average daily net assets.

13

Notes to Financial Statements  (unaudited)

Seligman Advisors, Inc., agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $5,847 from sales of Class A shares. Commissions of $42,264 and $12,456 were paid to dealers from the sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2004, fees incurred under the Plan aggregated $524,738 or 0.24% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the six months ended June 30, 2004, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of average daily net assets of Class R shares, amounted to $172,480, $134,707, $107,786 and $5, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the six months ended June 30, 2004, such charges amounted to $7,439.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the six months ended June 30, 2004, amounted to $4,626.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2004, Seligman Services, Inc. received commissions of $4,375 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $170,644, pursuant to the Plan.

14

Notes to Financial Statements  (unaudited)

Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $877,933 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of June 30, 2004, the Fund’s potential obligation under the Guaranties is $384,200. As of June 30, 2004, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

The Fund’s investment in Seligman Data Corp. is recorded at a cost of $43,170.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at June 30, 2004, of $49,559 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.

Committed Line of Credit — The Fund is a participant in a joint $425 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2005, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2004, the Fund did not borrow from the credit facility.

6.

Acquisition — On April 22, 2003, shareholders of the Seligman Tax-Aware Fund, Inc. (the “Tax-Aware Fund”) approved a transfer of its net assets to the Fund in a tax-free exchange, whereby on the closing date of April 24, 2003, 1,578,310 shares of the Fund valued at $4,021,333 were exchanged for the net assets of the Tax-Aware Fund. For each share of Class A owned, shareholders of the Tax-Aware Fund received 1.4682 shares of the Class A shares of the Fund. The Class B, C and D shareholders of the Tax-Aware Fund received 1.7530 shares of the corresponding classes of shares of the Fund for each share owned.

15

Notes to Financial Statements  (unaudited)

On April 24, 2003, the Tax-Aware Fund had net assets of $4,024,518, including $255,943 of net unrealized depreciation. Before the transfer, the Fund had net assets of $461,430,830. After the transfer, the combined net assets totaled $465,455,348.

7.

Capital Loss Carryforward and Other Tax Adjustments — At December 31, 2003, the Fund had a net capital loss carryforward for federal income tax purposes of $466,180,245, of which $1,417,015 was derived from the acquisition of the Tax-Aware Fund. This capital loss is available for offset against future taxable net capital gains, with $184,948 expiring in 2008, $231,860,591 expiring in 2009, and $234,134,706 expiring in 2010. This amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as deferral of losses on wash sales. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

8.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	1,105,730	$4,132,730	6,652,878	$21,995,068
Net proceeds from acquisition of the Tax-Aware Fund	—	—	236,358	706,711
Exchanged from associated funds	561,430	2,100,123	5,730,647	18,441,527
Converted from Class B*	237,358	878,995	—	—

Total	1,904,518	7,111,848	12,619,883	41,143,306

Cost of shares repurchased	(7,506,999)	(27,937,794)	(21,200,627)	(66,829,007)
Exchanged into associated funds	(663,942)	(2,468,929)	(6,105,715)	(19,600,824)

Total	(8,170,941)	(30,406,723)	(27,306,342)	(86,429,831)

Decrease	(6,266,423)	$(23,294,875)	(14,686,459)	$(45,286,525)

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	343,345	$1,048,711	799,583	$2,189,564
Net proceeds from acquisition of the Tax-Aware Fund	—	—	281,498	695,300
Exchanged from associated funds	324,831	997,977	946,757	2,466,300

Total	668,176	2,046,688	2,027,838	5,351,164

Cost of shares repurchased	(1,281,108)	(3,916,069)	(2,705,695)	(7,007,193)
Exchanged into associated funds	(230,163)	(707,034)	(696,450)	(1,787,742)
Converted to Class A*	(289,641)	(878,995)	—	—

Total	(1,800,912)	(5,502,098)	(3,402,145)	(8,794,935)

Decrease	(1,132,736)	$(3,455,410)	(1,374,307)	$(3,443,771)

See footnote on page 17.

16

Notes to Financial Statements  (unaudited)

	Six Months Ended June 30, 2004		Year Ended December 31, 2003

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	614,319	$1,881,565	685,554	$1,923,606
Net proceeds from acquisition of the Tax-Aware Fund	—	—	809,661	1,999,863
Exchanged from associated funds	60,580	186,531	311,170	808,658

Total	674,899	2,068,096	1,806,385	4,732,127

Cost of shares repurchased	(1,146,621)	(3,500,220)	(3,030,703)	(7,829,517)
Exchanged into associated funds	(128,457)	(389,822)	(489,627)	(1,248,036)

Total	(1,275,078)	(3,890,042)	(3,520,330)	(9,077,553)

Decrease	(600,179)	$(1,821,946)	(1,713,945)	$(4,345,426)

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	511,755	$1,565,391	1,161,828	$2,974,008
Net proceeds from acquisition of the Tax-Aware Fund	—	—	250,793	619,459
Exchanged from associated funds	366,125	1,120,818	732,114	1,937,148

Total	877,880	2,686,209	2,144,735	5,530,615

Cost of shares repurchased	(1,079,400)	(3,298,452)	(2,046,739)	(5,340,222)
Exchanged into associated funds	(190,613)	(582,392)	(432,177)	(1,122,209)

Total	(1,270,013)	(3,880,844)	(2,478,916)	(6,462,431)

Decrease	(392,133)	$(1,194,635)	(334,181)	$(931,816)

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	315,740	$1,188,716	637,735	$2,053,477
Cost of shares repurchased	(45,126)	(170,518)	(199,126)	(637,177)

Increase	270,614	$1,018,198	438,609	$1,416,300

* Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

9.

Other Matters — The Manager has conducted an extensive internal review in response to developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (“Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced.

Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The Securities and Exchange Commission (the “SEC”), the NASD and the Attorney General of the State of New York also are reviewing these matters.

The Manager also has reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. This practice is permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager has also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

17

Notes to Financial Statements  (unaudited)

The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, which did not affect Seligman Growth Fund, the Manager has made payments to three funds and has agreed to waive a portion of its management fee with respect to another fund. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares, including $11,460 paid to Seligman Growth Fund, which has been reported as Payments received from the Manager in the Statement of Operations.

18

Financial Highlights  (unaudited)

The tables below are intended to help you understand each Class’s financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges or taxes and are not annualized for periods of less than one year.

CLASS A

	Six Months Ended 6/30/04
		Year Ended December 31,

		2003	2002	2001	2000	1999

Per Share Data:

Net Asset Value, Beginning of Period	$3.67	$2.80	$4.38	$5.70	$8.62	$7.42

Income (Loss) from Investment Operations:

Net investment loss	(0.01)	(0.01)	(0.02)	(0.02)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	0.09	0.88	(1.56)	(1.10)	(1.12)	2.18

Total from Investment Operations	0.08	0.87	(1.58)	(1.12)	(1.17)	2.16

Less Distributions:

Distributions from net realized capital gain	—	—	—	(0.20)	(1.75)	(0.96)

Total Distributions	—	—	—	(0.20)	(1.75)	(0.96)

Net Asset Value, End of Period	$3.75	$3.67	$2.80	$4.38	$5.70	$8.62

Total Return:	2.18%	31.07%	(36.07)%	(19.33)%	(16.18)%	30.27%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$431,592	$444,920	$381,195	$673,975	$917,728	$1,169,098
Ratio of expenses to average net assets	1.35%†	1.40%	1.41%	1.24%	1.14%	1.16%
Ratio of net investment loss to average net assets	(0.42)%†	(0.30)%	(0.59)%	(0.44)%	(0.52)%	(0.19)%
Portfolio turnover rate	45.00%	60.25%	82.34%	148.57%	158.94%	92.24%

See footnotes on page 23.

19

Financial Highlights  (unaudited)

CLASS B

	Six Months Ended 6/30/04
		Year Ended December 31,

		2003	2002	2001	2000	1999

Per Share Data:

Net Asset Value, Beginning of Period	$3.02	$2.32	$3.66	$4.84	$7.65	$6.72

Income (Loss) from Investment
Operations:
Net investment loss	(0.02)	(0.03)	(0.04)	(0.05)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	0.07	0.73	(1.30)	(0.93)	(0.97)	1.96

Total from Investment Operations	0.05	0.70	(1.34)	(0.98)	(1.06)	1.89

Less Distributions:

Distributions from net realized capital gain	—	—	—	(0.20)	(1.75)	(0.96)

Total Distributions	—	—	—	(0.20)	(1.75)	(0.96)

Net Asset Value, End of Period	$3.07	$3.02	$2.32	$3.66	$4.84	$7.65

Total Return:	1.66%	30.17%	(36.61)%	(19.88)%	(16.80)%	29.41%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$32,855	$35,657	$30,642	$62,233	$90,896	$86,228
Ratio of expenses to average net assets	2.11%†	2.16%	2.17%	2.00%	1.90%	1.92%
Ratio of net investment loss to average net assets	(1.18)%†	(1.06)%	(1.35)%	(1.20)%	(1.28)%	(0.95)%
Portfolio turnover rate	45.00%	60.25%	82.34%	148.57%	158.94%	92.24%

See footnotes on page 23.

20

Financial Highlights  (unaudited)

CLASS C

	Six Months Ended 6/30/04	Year Ended December 31,				5/27/99* to 12/31/99

		2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Period	$3.02	$2.32	$3.66	$4.84	$7.64	$6.75

Income (Loss) from Investment Operations:
Net investment loss	(0.02)	(0.03)	(0.04)	(0.05)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	0.07	0.73	(1.30)	(0.93)	(0.96)	1.88

Total from Investment Operations	0.05	0.70	(1.34)	(0.98)	(1.05)	1.85

Less Distributions:

Distributions from net realized capital gain	—	—	—	(0.20)	(1.75)	(0.96)

Total Distributions	—	—	—	(0.20)	(1.75)	(0.96)

Net Asset Value, End of Period	$3.07	$3.02	$2.32	$3.66	$4.84	$7.64

Total Return:	1.66%	30.17%	(36.61)%	(19.88)%	(16.70)%	28.66%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$26,219	$27,539	$25,184	$54,935	$64,428	$13,272
Ratio of expenses to average net assets	2.11%†	2.16%	2.17%	2.00%	1.90%	1.80%†
Ratio of net investment loss to average net assets	(1.18)%†	(1.06)%	(1.35)%	(1.20)%	(1.28)%	(1.02)%†
Portfolio turnover rate	45.00%	60.25%	82.34%	148.57%	158.94%	92.24%††

See footnotes on page 23.

21

Financial Highlights  (unaudited)

CLASS D

	Six Months Ended 6/30/04	Year Ended December 31,

		2003	2002	2001	2000	1999

Per Share Data:

Net Asset Value, Beginning of Period	$3.02	$2.32	$3.66	$4.84	$7.65	$6.73

Income (Loss) from Investment
Operations:
Net investment loss	(0.02)	(0.03)	(0.04)	(0.05)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	0.08	0.73	(1.30)	(0.93)	(0.97)	1.95

Total from Investment Operations	0.06	0.70	(1.34)	(0.98)	(1.06)	1.88

Less Distributions:

Distributions from net realized capital gain	—	—	—	(0.20)	(1.75)	(0.96)

Total Distributions	—	—	—	(0.20)	(1.75)	(0.96)

Net Asset Value, End of Period	$3.08	$3.02	$2.32	$3.66	$4.84	$7.65

Total Return:	1.99%	30.17%	(36.61)%	(19.88)%	(16.80)%	29.22%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$21,124	$21,911	$17,647	$35,595	$53,665	$65,085
Ratio of expenses to average net assets	2.11%†	2.16%	2.17%	2.00%	1.90%	1.92%
Ratio of net investment loss to average net assets	(1.18)%†	(1.06)%	(1.35)%	(1.20)%	(1.28)%	(0.95)%
Portfolio turnover rate	45.00%	60.25%	82.34%	148.57%	158.94%	92.24%

See footnotes on page 23.

22

Financial Highlights  (unaudited)

CLASS I							CLASS R

	Six Months Ended 6/30/04		Year Ended December 31,		11/30/01* to 12/31/01		Six Months Ended 6/30/04	4/30/03* to 12/31/03

			2003	2002

Per Share Data:

Net Asset Value, Beginning of Period	$3.70		$2.81	$4.38	$4.41		$3.67	$2.99

Income (Loss) from Investment
Operations:

Net investment income (loss)	—	**	— **	— **	—	**	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.09		0.89	(1.57)	(0.03)		0.09	0.69

Total from Investment Operations	0.09		0.89	(1.57)	(0.03)		0.08	0.68

Net Asset Value, End of Period	$3.79		$3.70	$2.81	$4.38		$3.75	$3.67

Total Return:	2.43%		31.67%	(35.84)%	(0.68)%		2.18%	22.74%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$8,062		$6,862	$3,986	$115		$2	$2

Ratio of expenses to average net assets	0.88	%†	0.96%	0.98%	0.64	%†	1.61%†	1.62	%†

Ratio of net investment income (loss) to average net assets	0.06	%†	0.14%	(0.16)%	0.49	%†	(0.68)%†	(0.51	)%†

Portfolio turnover rate	45.00%		60.25%	82.34%	148.57	%†††	45.00%	60.25	%‡

Without expense reimbursement:ø

Ratio of expenses to average net assets				1.02%	1.37	%†

Ratio of net investment loss to average net assets				(0.20)%	(0.24	)%†

*	Commencement of offering of shares.
**	Less than + or – $0.01.
†	Annualized.
††	For the year ended December 31, 1999.
†††	For the year ended December 31, 2001.
‡	For the year ended December 31, 2003.
ø	The Manager, at its discretion, reimbursed certain expenses of Class I shares.
See Notes to Financial Statements.

23

Board of Directors

Robert B. Catell 2, 3

•	Chairman, Chief Executive Officer and Director,
KeySpan Corporation

John R. Galvin 1, 3

•	Dean Emeritus,
Fletcher School of Law and Diplomacy at Tufts University

Alice S. Ilchman 2, 3

•	President Emerita, Sarah Lawrence College
•	Director, Jeannette K. Watson Summer Fellowship
•	Trustee, Committee for Economic Development

Frank A. McPherson 2, 3

•	Retired Chairman of the Board and Chief Executive Officer, Kerr-McGee Corporation
•	Director, ConocoPhillips
•	Director, Integris Health

John E. Merow 1, 3

•	Retired Chairman and Senior Partner,
Sullivan & Cromwell LLP
•	Director, Commonwealth Industries, Inc.
•	Trustee, New York-Presbyterian Hospital

Betsy S. Michel 1, 3

Trustee, The Geraldine R. Dodge Foundation

William C. Morris

•	Chairman, J. & W. Seligman & Co. Incorporated
•	Chairman, Carbo Ceramics Inc.

Leroy C. Richie 1, 3

•	Chairman and Chief Executive Officer,
Q Standards Worldwide, Inc.
•	Director, Kerr-McGee Corporation

Robert L. Shafer 2, 3

•	Retired Vice President, Pfizer Inc.

James N. Whitson 1, 3

•	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.
•	Director, CommScope, Inc.

Brian T. Zino

•	Director and President, J. & W. Seligman & Co. Incorporated
•	Chairman, Seligman Data Corp.
•	Director, ICI Mutual Insurance Company
•	Member of the Board of Governors,
Investment Company Institute

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Executive Officers

William C. Morris

Chairman

Brian T. Zino

President and Chief Executive Officer

Thomas G. Rose

Vice President

Marion S. Schultheis

Vice President

Lawrence P. Vogel

Vice President and Treasurer

Frank J. Nasta

Secretary

24

ITEM 2.	CODE OF ETHICS. Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS. Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS. (a)(1) Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN GROWTH FUND, INC.

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date:	September 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date:	September 1, 2004

By:	/S/LAWRENCE P. VOGEL Lawrence P. Vogel Vice President, Treasurer and Chief Financial Officer

Date:	September 1, 2004

SELIGMAN GROWTH FUND, INC.

EXHIBIT INDEX

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.